Subsequent Events	6 Months Ended
Jun. 30, 2014
Subsequent Events [Abstract]
Subsequent Events
Note 6 - Subsequent Events

1.	During July, August and September 2014 the Company drew down $3.0 million from the Convertible Loan Agreement (see Note 3).

2.
On August 12, 2014, RiT's majority shareholder, STINS COMAN, and the Company entered into an amendment to the Convertible Loan Agreement according to which the Maximum Amount that may be called under the agreement has been increased from $35 million to $45 million. Additionally, the period of the Convertible Loan Agreement was extended by approximately 12 months until December 31, 2016. Until the expiration of the agreement, RiT may draw down any unused portion of the loan, which, after this current increase of the Maximum Amount, totals $15.1 million, but no more than $5.0 million at any one time and at intervals of at least 30 days between each call request. The other provisions of the Convertible Loan Agreement were not amended (see Note 3).